LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON INVESTMENT TRUST

SUPPLEMENT DATED JANUARY 4, 2013

TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

For each fund listed in Schedule A, the following information supplements and/or amends any information to the contrary in the section of the fund’s Statement of Additional Information titled “Investment Strategies and Risks — Financial Instruments”:

Effective December 31, 2012, the fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (the “CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund’s positions in such investments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

As noted above, the fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the fund’s investment in other investment vehicles, including investment companies that are not managed by the fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The fund’s manager has filed the required notice to claim this no-action relief.

SCHEDULE A

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Fund Name	Date of Statement of Additional Information
Legg Mason Batterymarch Emerging Markets Trust	May 1, 2012
Legg Mason Batterymarch International Equity Trust	May 1, 2012
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	October 31, 2012
Legg Mason BW Absolute Return Opportunities Fund	August 1, 2012
Legg Mason BW Classic Large Cap Value Fund	December 31, 2012
Legg Mason BW Diversified Large Cap Value Fund	October 31, 2012
Legg Mason BW Global High Yield Fund	November 30, 2012
Legg Mason BW Global Opportunities Bond Fund	October 31, 2012
Legg Mason BW International Opportunities Bond Fund	August 1, 2012
Legg Mason Capital Management Special Investment Trust	February 29, 2012

LEGG MASON INVESTMENT TRUST

Fund Name	Date of Statement of Additional Information
Legg Mason Capital Management Opportunity Trust	May 1, 2012

Please retain this supplement for future reference.

LMFX015250

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